EXHIBIT 16(c)(4)

--------------------------------------------------------------------------------




                          Bringdown Presentation to the

                             Independent Director of




                                     Sierra





                                Februray 1, 2002









--------------------------------------------------------------------------------


Raymond James
& Associates, Inc.
                                                                  Confidential

TABLE OF CONTENTS




                                                                  Section
Sierra Recent Stock Price Activity                                    1*

Fairness Opinion Analysis                                             2

-        Valutation Summary
-        Discounted Cash Flow Analysis
-        Comparable Company Analysis
-        Precendent M&A Transaction Analysis


* Filed as Exhibit 99.4 SIERRA RECENT STOCK PRICE ACTIVITY

Sierra
--------------------------------------------------------------------------------
Daily Price and Volume Traded from 4/26/99 - 4/25/00


  Date      Volume     Price             Date        Volume    Price                Date        Volume     Price
-----------------------------          ------------------------------            --------------------------------
4/26/1999        0                     7/12/1999                                  9/24/1999
4/27/1999                              7/13/1999                                  9/27/1999
4/28/1999                              7/14/1999                                  9/28/1999
4/29/1999    1,200     $30.00          7/15/1999       100     $21.00             9/29/1999
4/30/1999                              7/16/1999                                  9/30/1999
 5/3/1999                              7/19/1999                                  10/1/1999        200     $33.00
 5/4/1999                              7/20/1999       100     $21.00             10/4/1999
 5/5/1999                              7/21/1999                                  10/5/1999
 5/6/1999                              7/22/1999                                  10/6/1999
 5/7/1999                              7/23/1999       100     $24.50             10/7/1999
5/10/1999                              7/26/1999     1,000     $21.00             10/8/1999
5/11/1999                              7/27/1999     1,000     $25.00            10/11/1999
5/12/1999                              7/28/1999                                 10/12/1999
5/13/1999                              7/29/1999                                 10/13/1999
5/14/1999                              7/30/1999                                 10/14/1999        400     $26.00
5/17/1999                               8/2/1999       200     $24.00            10/15/1999      4,100     $24.00
5/18/1999                               8/3/1999       500     $24.50            10/18/1999
5/19/1999                               8/4/1999     1,300     $25.00            10/19/1999
5/20/1999      300     $26.00           8/5/1999                                 10/20/1999
5/21/1999      400     $35.00           8/6/1999                                 10/21/1999
5/24/1999                               8/9/1999                                 10/22/1999        100     $23.00
5/25/1999                              8/10/1999                                 10/25/1999     10,000     $23.25
5/26/1999                              8/11/1999                                 10/26/1999
5/27/1999                              8/12/1999       100     $27.00            10/27/1999
5/28/1999                              8/13/1999                                 10/28/1999
 6/1/1999                              8/16/1999                                 10/29/1999
 6/2/1999      400     $26.00          8/17/1999                                  11/1/1999
 6/3/1999                              8/18/1999                                  11/2/1999
 6/4/1999                              8/19/1999                                  11/3/1999
 6/7/1999                              8/20/1999                                  11/4/1999
 6/8/1999                              8/23/1999                                  11/5/1999
 6/9/1999                              8/24/1999                                  11/8/1999
6/10/1999   15,500     $26.50          8/25/1999                                  11/9/1999
6/11/1999    4,000     $28.00          8/26/1999                                 11/10/1999
6/14/1999                              8/27/1999       300     $25.00            11/11/1999
6/15/1999                              8/30/1999                                 11/12/1999
6/16/1999                              8/31/1999                                 11/15/1999        100     $22.00
6/17/1999      800     $26.00           9/1/1999                                 11/16/1999
6/18/1999                               9/2/1999       100     $25.00            11/17/1999      1,800     $22.00
6/21/1999                               9/3/1999                                 11/18/1999      6,400     $22.00
6/22/1999    7,800     $25.00           9/7/1999       100     $25.00            11/19/1999
6/23/1999      100     $29.50           9/8/1999                                 11/22/1999
6/24/1999                               9/9/1999                                 11/23/1999

6/25/1999                              9/10/1999                                 11/24/1999
6/28/1999                              9/13/1999     1,100     $25.00            11/26/1999      1,300     $28.75
6/29/1999                              9/14/1999                                 11/29/1999        200     $22.00
6/30/1999                              9/15/1999     4,000     $25.00            11/30/1999
 7/1/1999                              9/16/1999                                  12/1/1999        200     $22.00
 7/2/1999                              9/17/1999                                  12/2/1999        500     $22.00
 7/6/1999                              9/20/1999                                  12/3/1999        100     $22.00
 7/7/1999                              9/21/1999                                  12/6/1999        900     $22.00
 7/8/1999                              9/22/1999                                  12/7/1999
 7/9/1999                              9/23/1999     9,300     $22.00             12/8/1999      1,200     $22.00




   Date        Volume    Price                      Date             Volume          Price
-------------------------------                   -----------------------------------------
 12/9/1999                                         2/25/2000          1,600          $21.00
12/10/1999                                         2/28/2000            300          $21.00
12/13/1999                                         2/29/2000          2,300          $21.00
12/14/1999                                          3/1/2000
12/15/1999                                          3/2/2000
12/16/1999                                          3/3/2000            100          $21.00
12/17/1999        600    $22.00                     3/6/2000            100          $21.00
12/20/1999                                          3/7/2000
12/21/1999        100    $22.00                     3/8/2000            100          $21.00
12/22/1999        500    $22.00                     3/9/2000
12/23/1999        200    $22.00                    3/10/2000            100          $21.00
12/27/1999                                         3/13/2000
12/28/1999                                         3/14/2000
12/29/1999      2,700    $22.00                    3/15/2000
12/30/1999        800    $22.00                    3/16/2000            100          $21.00
12/31/1999        700    $21.00                    3/17/2000
  1/3/2000                                         3/20/2000          1,300          $21.00
  1/4/2000        300    $21.00                    3/21/2000          1,300          $24.00
  1/5/2000        200    $23.00                    3/22/2000          1,000          $21.00
  1/6/2000                                         3/23/2000
  1/7/2000                                         3/24/2000            100          $21.00
 1/10/2000                                         3/27/2000            500          $21.00
 1/11/2000                                         3/28/2000            800          $21.00
 1/12/2000                                         3/29/2000            500          $47.00
 1/13/2000                                         3/30/2000
 1/14/2000        400    $21.00                    3/31/2000
 1/18/2000                                          4/3/2000
 1/19/2000                                          4/4/2000
 1/20/2000        100    $21.00                     4/5/2000
 1/21/2000        100    $21.00                     4/6/2000
 1/24/2000                                          4/7/2000
 1/25/2000        300    $21.00                    4/10/2000
 1/26/2000                                         4/11/2000            200          $47.00
 1/27/2000                                         4/12/2000            100          $21.00
 1/28/2000                                         4/13/2000
 1/31/2000                                         4/14/2000
  2/1/2000      2,600    $21.00                    4/17/2000
  2/2/2000                                         4/18/2000            100          $21.00
  2/3/2000                                         4/19/2000
  2/4/2000        800    $21.00                    4/20/2000
  2/7/2000      1,900    $21.00                    4/24/2000
  2/8/2000                                         4/25/2000          1,600          $23.00
  2/9/2000        100    $21.00
                                                    ---------------------------------------
 2/10/2000      2,500    $21.00                                  TRADING SUMMARY
 2/11/2000                                                   total volume traded    104,600
 2/14/2000                                                        maximum volume     15,500
 2/15/2000                                                        minimum volume          0
 2/16/2000        200    $21.00                                   average volume      1,341
 2/17/2000                                           # of potential trading days        254
 2/18/2000                                                # of actual trade days         78
 2/22/2000                                                            high price     $47.00
 2/23/2000                                                             low price     $21.00
 2/24/2000
                                                             PREMIUM ANALYSIS
                                                                      Price     Bid Premium
                                                     1 day prior        n/a             n/a
                                                    1 week prior     $21.00          115.8%
                                                   4 weeks prior     $21.00          115.8%
                                                   ----------------------------------------

Sierra
--------------------------------------------------------------------------------
Daily Price and Volume Traded from 4/26/00 - 1/31/02


  Date         Volume      Price                  Date        Volume      Price
---------------------------------              ---------------------------------
4/26/2000      2,400       $39.00               7/14/2000       100       $31.00
4/27/2000                                       7/17/2000
4/28/2000        500       $37.50               7/18/2000
 5/1/2000                                       7/19/2000
 5/2/2000                                       7/20/2000
 5/3/2000                                       7/21/2000       100       $31.00
 5/4/2000      1,000       $44.88               7/24/2000
 5/5/2000                                       7/25/2000
 5/8/2000                                       7/26/2000
 5/9/2000                                       7/27/2000
5/10/2000                                       7/28/2000
5/11/2000                                       7/31/2000
5/12/2000        100       $37.50                8/1/2000       200       $31.00
5/15/2000        600       $44.88                8/2/2000       500       $31.00
5/16/2000        200       $44.38                8/3/2000
5/17/2000                                        8/4/2000
5/18/2000                                        8/7/2000
5/19/2000                                        8/8/2000
5/22/2000                                        8/9/2000
5/23/2000                                       8/10/2000
5/24/2000      9,500       $44.88               8/11/2000
5/25/2000                                       8/14/2000
5/26/2000                                       8/15/2000
5/30/2000                                       8/16/2000
5/31/2000                                       8/17/2000
 6/1/2000                                       8/18/2000
 6/2/2000                                       8/21/2000
 6/5/2000                                       8/22/2000
 6/6/2000                                       8/23/2000
 6/7/2000        300       $38.00               8/24/2000
 6/8/2000      1,300       $38.00               8/25/2000
 6/9/2000                                       8/28/2000
6/12/2000                                       8/29/2000
6/13/2000      2,000       $38.00               8/30/2000
6/14/2000      3,100       $38.00               8/31/2000
6/15/2000                                        9/1/2000
6/16/2000        200       $38.38                9/5/2000
6/19/2000                                        9/6/2000
6/20/2000                                        9/7/2000
6/21/2000        500       $31.00                9/8/2000
6/22/2000                                       9/11/2000
6/23/2000        200       $32.13               9/12/2000
6/26/2000                                       9/13/2000
6/27/2000        100       $40.00               9/14/2000
6/28/2000                                       9/15/2000
6/29/2000        100       $31.00               9/18/2000       300       $31.00
6/30/2000        200       $31.75               9/19/2000
 7/3/2000                                       9/20/2000       900       $41.00
 7/4/2000                                       9/21/2000
 7/5/2000                                       9/22/2000
 7/6/2000                                       9/25/2000       200       $40.00
 7/7/2000                                       9/26/2000
7/10/2000        200       $31.00               9/27/2000       200       $40.00
7/11/2000        100       $34.00               9/28/2000       700       $40.00
7/12/2000                                       9/29/2000     1,600       $40.00
7/13/2000                                       10/2/2000




   Date        Volume       Price              Date          Volume       Price
----------------------------------           -----------------------------------
  10/3/2000       400       $42.00           12/21/2000         400       $41.00
  10/4/2000                                  12/22/2000
  10/5/2000       300       $42.00           12/26/2000       1,200       $41.75
  10/6/2000       400       $39.50           12/27/2000       2,800       $41.75
  10/9/2000                                  12/28/2000
 10/10/2000                                  12/29/2000         800       $41.88
 10/11/2000                                    1/2/2001
 10/12/2000                                    1/3/2001         300       $42.00
 10/13/2000                                    1/4/2001         800       $42.50
 10/16/2000                                    1/5/2001
 10/17/2000                                    1/8/2001
 10/18/2000       200       $40.00             1/9/2001       2,400       $44.00
 10/19/2000                                   1/10/2001
 10/20/2000                                   1/11/2001
 10/23/2000                                   1/12/2001
 10/24/2000     4,400       $39.50            1/16/2001
 10/25/2000                                   1/17/2001
 10/26/2000                                   1/18/2001
 10/27/2000                                   1/19/2001
 10/30/2000                                   1/22/2001
 10/31/2000       800       $39.50            1/23/2001
  11/1/2000                                   1/24/2001
  11/2/2000     1,500       $40.50            1/25/2001
  11/3/2000                                   1/26/2001
  11/6/2000                                   1/29/2001
  11/7/2000                                   1/30/2001         400       $43.00
  11/8/2000                                   1/31/2001
  11/9/2000       300       $40.00             2/1/2001
 11/10/2000     4,000       $40.00             2/2/2001
 11/13/2000     2,400       $41.00             2/5/2001
 11/14/2000       400       $42.50             2/6/2001
 11/15/2000                                    2/7/2001
 11/16/2000       400       $40.88             2/8/2001         300       $40.00
 11/17/2000       300       $40.88             2/9/2001         500       $42.00
 11/20/2000       900       $42.00            2/12/2001
 11/21/2000                                   2/13/2001       2,200       $44.00
 11/22/2000                                   2/14/2001
 11/24/2000                                   2/15/2001         500       $43.00
 11/27/2000                                   2/16/2001         200       $43.25
 11/28/2000                                   2/20/2001
 11/29/2000                                   2/21/2001
 11/30/2000       100       $39.88            2/22/2001
  12/1/2000                                   2/23/2001         600       $41.00
  12/4/2000    28,600       $41.50            2/26/2001         300       $43.00
  12/5/2000                                   2/27/2001
  12/6/2000    16,300       $43.00            2/28/2001
  12/7/2000                                    3/1/2001
  12/8/2000                                    3/2/2001
 12/11/2000                                    3/5/2001
 12/12/2000                                    3/6/2001         400       $41.00
 12/13/2000                                    3/7/2001
 12/14/2000                                    3/8/2001         300       $40.00
 12/15/2000       300       $40.00             3/9/2001         400       $41.00
 12/18/2000       400       $41.00            3/12/2001
 12/19/2000                                   3/13/2001
 12/20/2000       300       $40.00            3/14/2001       1,200       $41.75

Sierra
--------------------------------------------------------------------------------
Daily Price and Volume Traded from 4/26/00 - 1/31/02 (cont'd)


  Date        Volume       Price                Date         Volume      Price
---------------------------------             ---------------------------------
3/15/2001     2,800       $41.75               6/7/2001
3/16/2001                                      6/8/2001
3/19/2001       800       $41.88              6/11/2001
3/20/2001                                     6/12/2001
3/21/2001                                     6/13/2001         900      $43.00
3/22/2001       300       $42.00              6/14/2001
3/23/2001       800       $42.50              6/15/2001
3/26/2001                                     6/18/2001
3/27/2001                                     6/19/2001
3/28/2001     2,400       $44.00              6/20/2001
3/29/2001                                     6/21/2001
3/30/2001                                     6/22/2001         200      $40.00
 4/2/2001                                     6/25/2001         600      $43.00
 4/3/2001                                     6/26/2001
 4/4/2001                                     6/27/2001
 4/5/2001                                     6/28/2001
 4/6/2001                                     6/29/2001
 4/9/2001                                      7/2/2001
4/10/2001                                      7/3/2001
4/11/2001                                      7/5/2001         700      $42.00
4/12/2001                                      7/6/2001
4/16/2001       400       $42.95               7/9/2001
4/17/2001                                     7/10/2001         400      $43.50
4/18/2001                                     7/11/2001
4/19/2001                                     7/12/2001         200      $42.00
4/20/2001                                     7/13/2001         600      $42.00
4/23/2001                                     7/16/2001         200      $41.25
4/24/2001                                     7/17/2001         400      $44.00
4/25/2001                                     7/18/2001
4/26/2001                                     7/19/2001
4/27/2001                                     7/20/2001         600      $43.00
4/30/2001                                     7/23/2001
 5/1/2001                                     7/24/2001
 5/2/2001                                     7/25/2001
 5/3/2001                                     7/26/2001
 5/4/2001                                     7/27/2001
 5/7/2001                                     7/30/2001
 5/8/2001                                     7/31/2001
 5/9/2001                                      8/1/2001
5/10/2001                                      8/2/2001         100      $44.00
5/11/2001                                      8/3/2001         100      $43.00
5/14/2001                                      8/6/2001         200      $42.50
5/15/2001                                      8/7/2001
5/16/2001                                      8/8/2001
5/17/2001                                      8/9/2001         100      $40.00
5/18/2001                                     8/10/2001
5/21/2001                                     8/13/2001
5/22/2001                                     8/14/2001

5/23/2001                                     8/15/2001         100      $39.50
5/24/2001                                     8/16/2001
5/25/2001       100       $40.25              8/17/2001
5/28/2001                                     8/20/2001
5/29/2001                                     8/21/2001
5/30/2001                                     8/22/2001
5/31/2001                                     8/23/2001
 6/1/2001                                     8/24/2001
 6/4/2001                                     8/27/2001

 6/5/2001       200       $40.50              8/28/2001
 6/6/2001                                     8/29/2001






   Date      Volume      Price                 Date        Volume       Price
 ------------------------------             ----------------------------------
 8/30/2001                                  11/27/2001
 8/31/2001     200       $40.00             11/28/2001
  9/3/2001                                  11/29/2001
  9/4/2001     400       $41.50             11/30/2001
  9/5/2001                                   12/3/2001
  9/6/2001                                   12/4/2001
  9/7/2001                                   12/5/2001
 9/10/2001                                   12/6/2001
 9/11/2001                                   12/7/2001
 9/17/2001     200       $36.00             12/10/2001
 9/18/2001                                  12/11/2001
 9/19/2001                                  12/12/2001
 9/20/2001                                  12/13/2001        200       $37.75
 9/21/2001                                  12/14/2001
 9/24/2001                                  12/17/2001
 9/25/2001                                  12/18/2001
 9/26/2001                                  12/19/2001        200       $38.18
 9/27/2001                                  12/20/2001
 9/28/2001                                  12/21/2001
 10/1/2001                                  12/24/2001
 10/2/2001                                  12/26/2001
 10/3/2001     100       $42.50             12/27/2001
 10/4/2001                                  12/28/2001     12,500       $42.60
 10/5/2001                                  12/31/2001
 10/8/2001                                    1/2/2002        100       $40.00
 10/9/2001                                    1/3/2002      1,000       $40.00
10/10/2001                                    1/4/2001
10/11/2001                                    1/7/2001
10/12/2001                                    1/8/2001
10/15/2001                                    1/9/2001
10/16/2001                                   1/10/2001
10/17/2001                                   1/11/2001
10/18/2001                                   1/14/2001
10/19/2001                                   1/15/2001
10/22/2001                                   1/16/2001
10/23/2001   4,300       $43.00              1/17/2001      1,200       $38.00
10/24/2001                                   1/18/2001
10/25/2001                                   1/22/2001
10/26/2001                                   1/23/2001
10/29/2001                                   1/24/2001        400       $42.00
10/30/2001                                   1/25/2001
10/31/2001                                   1/28/2001
 11/1/2001                                   1/29/2001
 11/2/2001                                   1/30/2001
 11/5/2001                                   1/31/2001
 11/6/2001
 11/7/2001
 11/8/2001
                                   -------------------------------------------
 11/9/2001                                 TRADING SUMMARY
11/12/2001                                    total volume traded      117,500
11/13/2001                                         maximum volume       28,600
11/14/2001                                         minimum volume          100
11/15/2001                                         average volume        1,399
11/16/2001                            # of potential trading days          390
11/19/2001                                 # of actual trade days           84
11/20/2001                                             high price       $44.00
11/21/2001                                              low price       $31.00
                                   -------------------------------------------
11/23/2001
11/26/2001

--------------------------------------------------------------------------------
                           FAIRNESS OPINION ANALYSIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Summary
--------------------------------------------------------------------------------

Sierra
--------------------------------------------------------------------------------
Valuation Summary
(Figures in thousands, except per share data)


                                                    Implied                                   Implied
Valuation Method                                Enterprise Value                            Equity Value
--------------------------------    --------------------------------------    ----------------------------------------

Discounted Cash Flow Analysis                   low         high                           low        high
-----------------------------                   ---         ----                           ---        ----
    Range of DCF Matrix                       $92,556  -  $138,728                       $36,973  -  $83,145

Comparable Company Analysis            Low     Median     Mean      High        Low       Median      Mean      High
---------------------------            ---     ------     ----      ----        ---       ------      ----      ----
   TEV / TTM Sales                  $128,961  $198,312  $243,500  $339,065    $73,378    $142,729   $187,917  $283,482
   TEV / TTM EBITDA                   87,911   116,094   118,719   153,651     32,328      60,511     63,136    98,068
   TEV / TTM EBIT                     58,398    72,363    74,898    96,058      2,815      16,780     19,315    40,475
   TTM P/E                           101,936   123,664   125,134   151,273     46,353      68,081     69,551    95,690

TEV / 2001E EBITDA                    96,675   112,567   118,847   145,164     41,092      56,984     63,264    89,581
TEV / 2002E EBITDA                   106,548   123,649   127,206   150,363     50,965      68,066     71,623    94,780
CY2001E P/E                           65,687    68,599    69,193    74,956     10,104      13,016     13,610    19,373
CY2002E P/E                           68,352    72,934    75,271    91,915     12,769      17,351     19,688    36,332

Comparable M&A Transactions
---------------------------
   TEV / TTM Sales                   108,953   225,335   235,466   344,075     53,370     169,752    179,883   288,492
   TEV / TTM EBITDA                   67,027    98,905    99,677   142,280     11,444      43,322     44,094    86,697
   TEV / TTM EBIT                     29,938    54,219    59,443   118,719    (25,645)     (1,364)     3,860    63,136
   Equity Value / TTM Net Income      72,162    83,366    88,684   120,084     16,579      27,783     33,101    64,501

Premium Paid
------------
   1 Day Premium                         n/a       n/a       n/a       n/a        n/a         n/a        n/a       n/a
   1 Week Premium                    101,759   111,718   113,680   128,663     46,176      56,135     58,097    73,080
   4 Week Premium                    101,265   111,338   115,317   135,212     45,682      55,755     59,734    79,629




Sierra
--------------------------------------------------------------------------------
Valuation Summary
(Figures in thousands, except per share data)

                                               Implied Equity
Valuation Method                               Price Per Share
--------------------------------     ------------------------------------

Discounted Cash Flow Analysis                    low       high
-----------------------------                    ---       ----
    Range of DCF Matrix                        $18.21  -  $40.96

Comparable Company Analysis            Low      Median     Mean     High
---------------------------            ---      ------     ----     ----
   TEV / TTM Sales                    $36.15    $70.31    $92.57  $139.65
   TEV / TTM EBITDA                   $15.93    $29.81    $31.10   $48.31
   TEV / TTM EBIT                      $1.39     $8.27     $9.51   $19.94
   TTM P/E                            $22.83    $33.54    $34.26   $47.14

TEV / 2001E EBITDA                    $20.24    $28.07    $31.16   $44.13
TEV / 2002E EBITDA                    $25.11    $33.53    $35.28   $46.69
CY2001E P/E                            $4.98     $6.41     $6.70    $9.54
CY2002E P/E                            $6.29     $8.55     $9.70   $17.90

Comparable M&A Transactions
---------------------------
   TEV / TTM Sales                    $26.29    $83.62    $88.61  $142.11
   TEV / TTM EBITDA                    $5.64    $21.34    $21.72   $42.71
   TEV / TTM EBIT                    ($12.63)   ($0.67)    $1.90   $31.10
   Equity Value / TTM Net Income       $8.17    $13.69    $16.31   $31.77

Premium Paid
------------
   1 Day Premium                         n/a       n/a       n/a      n/a
   1 Week Premium                     $22.75    $27.65    $28.62   $36.00
   4 Week Premium                     $22.50    $27.47    $29.43   $39.23

--------------------------------------------------------------------------------
                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Target Projected Unlevered Free Cash Flow
(Figures in thousands, except per share data)


Fiscal year ended December 31,                                                Projected
                                          ---------------------------------------------------------------------------------
                                          Oct. - Dec.
                                                 2001          2002          2003          2004          2005          2006

Operating revenues                            $37,580      $152,068      $161,029      $170,668      $181,710      $195,779

  Cost of revenues                             22,110        88,398        93,657        99,427       106,356       115,003
                                             --------     ---------     ---------     ---------     ---------     ---------

Gross profit                                   15,470        63,670        67,372        71,241        75,355        80,776

  SG&A expenses                                11,121        45,878        48,172        50,581        53,110        55,765
                                             --------     ---------     ---------     ---------     ---------     ---------

EBITDA                                          4,349        17,792        19,200        20,660        22,245        25,011

Depreciation & amortization                     4,256        10,063        10,447        10,361        10,857        11,615
                                             --------     ---------     ---------     ---------     ---------     ---------

Operating income                                   93         7,729         8,753        10,300        11,388        13,396

Interest income                                   135         1,500         1,750         2,250         2,750         3,500
Interest expense                               (1,685)       (7,389)       (6,887)       (6,467)       (6,106)       (5,912)
Other income (expense)                            (24)         --            --            --            --            --
                                             --------     ---------     ---------     ---------     ---------     ---------
  Total interest & other                       (1,574)       (5,889)       (5,137)       (4,217)       (3,356)       (2,412)

Income before taxes                            (1,481)        1,840         3,616         6,083         8,032        10,984
  Provision for income taxes                     (518)          644         1,266         2,129         2,811         3,844
                                             --------     ---------     ---------     ---------     ---------     ---------

Net income available to common                  ($963)       $1,196        $2,350        $3,954        $5,221        $7,139
                                             ========     =========     =========     =========     =========     =========

Diluted shares outstanding                      2,030         2,030         2,030         2,030         2,030         2,030
Diluted EPS                                    ($0.47)        $0.59         $1.16         $1.95         $2.57         $3.52

UNLEVERED FREE CASH FLOW ANALYSIS
Operating Income (EBIT)                            93         7,729         8,753        10,300        11,388        13,396
Less: Income Taxes                                (33)       (2,705)       (3,064)       (3,605)       (3,986)       (4,689)
Plus: Depreciation and amortization             4,256        10,063        10,447        10,361        10,857        11,615
Less: Investment in working capital               168           127          --            --            --              54
Less: Capital expenditures                     (3,447)       (8,000)       (8,500)       (9,200)       (9,700)      (10,400)
                                             --------     ---------     ---------     ---------     ---------     ---------
UNLEVERED FREE CASH FLOW                       $1,037        $7,214        $7,636        $7,855        $8,559        $9,976

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Summary Valuation Table
(Figures in thousands, except per share data)


   Discount Rate (1)                                                                      Terminal Value EBITDA Multiples (2)
-------------------------                                                             ------------------------------------------
                                                                                          5.0 x          6.0 x            7.0 x
--------------------------------------------------------------------------------------------------------------------------------
      10.0%
                 Present Value of Unlevered Free Cash Flows (2001-2006) (3)           $32,579        $32,579          $32,579
                 Present Value of 12/31/06 Terminal Value                              75,820         90,985          106,149
                                                                                      -------        -------          -------
                 Present Value of Enterprise                                          108,400        123,564          138,728
                 Plus: Cash at 9/30/01                                                 28,695         28,695           28,695
                 Less: Debt at 9/30/01                                                 84,278         84,278           84,278
                 Present Value of Equity                                               52,817         67,981           83,145

                 % Value in Terminal Value                                               69.9%          73.6%            76.5%

                 -------------------------------------------------------------------------------------------------------------
                 Implied price per share:                                              $26.02         $33.49           $40.96
                 -------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      12.0%
                 Present Value of Unlevered Free Cash Flows (2001-2006) (3)           $31,083        $31,083          $31,083
                 Present Value of 12/31/06 Terminal Value                              68,977         82,772           96,568
                                                                                      -------        -------          -------
                 Present Value of Enterprise                                          100,059        113,855          127,650
                 Plus: Cash at 9/30/01                                                 28,695         28,695           28,695
                 Less: Debt at 9/30/01                                                 84,278         84,278           84,278
                 Present Value of Equity                                               44,476         58,272           72,067

                 % Value in Terminal Value                                               68.9%          72.7%            75.7%

                 -------------------------------------------------------------------------------------------------------------
                 Implied price per share:                                              $21.91         $28.71           $35.50
                 -------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      14.0%
                 Present Value of Unlevered Free Cash Flows (2001-2006) (3)           $29,700        $29,700          $29,700
                 Present Value of 12/31/06 Terminal Value                              62,856         75,427           87,999
                                                                                      -------        -------          -------
                 Present Value of Enterprise                                           92,556        105,127          117,698
                 Plus: Cash at 9/30/01                                                 28,695         28,695           28,695
                 Less: Debt at 9/30/01                                                 84,278         84,278           84,278
                 Present Value of Equity                                               36,973         49,544           62,115

                 % Value in Terminal Value                                               67.9%          71.7%            74.8%

                 ---------------------------------------------------------------------------------------------------------------
                 Implied price per share:                                              $18.21         $24.41           $30.60
                 ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


(1) Discount rate based on weighted average cost of capital calculation and qualitative judgments.

(2) Terminal Value = 2006 Projected EBITDA x Multiple. Multiple range based on comparable company analysis, precedent transaction analysis and qualitative judgments.

(3) Present value calculation assumes mid-year cash flows and is discounted to 9/30/01. II-3

--------------------------------------------------------------------------------
                          Comparable Company Analysis
--------------------------------------------------------------------------------

Sierra
--------------------------------------------------------------------------------
Valuation Summary - Comparable Company Analysis

(Figures in thousands, except per share data)


                                      Market                     Implied Enterprise                        Implied Equity
Company Statistic                    Multiples                        Valuation                              Valuation
--------------------------- --------------------------  --------------------------------------  ------------------------------------

                             low   median  mean   high     low     median     mean      high      low     median      mean     high
TEV / TTM Sales    $141,873  0.9x   1.4x   1.7x   2.4x  $128,961  $198,312  $243,500  $339,065  $73,378  $142,729  $187,917 $283,482
TEV / TTM EBITDA     15,700   5.6    7.4    7.6    9.8    87,911   116,094   118,719   153,651   32,328    60,511    63,136   98,068
TEV / TTM EBIT        6,379   9.2   11.3   11.7   15.1    58,398    72,363    74,898    96,058    2,815    16,780    19,315   40,475
TTM P/E               3,023  15.3   22.5   23.0   31.7   101,936   123,664   125,134   151,273   46,353    68,081    69,551   95,690

TEV / 2001E EBITDA   15,543   6.2    7.2    7.6    9.3    96,675   112,567   118,847   145,164   41,092    56,984    63,264   89,581
TEV / 2002E EBITDA   17,792   6.0    6.9    7.1    8.5   106,548   123,649   127,206   150,363   50,965    68,066    71,623   94,780
CY 2001E P/E            693  14.6   18.8   19.6   28.0    65,687    68,599    69,193    74,956   10,104    13,016    13,610   19,373
CY 2002E P/E          1,196  10.7   14.5   16.5   30.4    68,352    72,934    75,271    91,915   12,769    17,351    19,688   36,332

Sierra
--------------------------------------------------------------------------------
Comparable Company Analysis
(Figures in millions, except stock price data) (1)


                                                                                 TTM                             Forward (3)
                                                          ------------------------------------------------   -----------------
                                                 TTM         Net         Gross                       Net     2001E      2002E
Symbol  Company Name                   FYE     Quarter    Revenue (2)    Profit   EBITDA    EBIT    Income   EBITDA     EBITDA
-------------------------------------------------------------------------------------------------------------------------------

AGY     Argosy Gaming (5)              12/01    12/01        919           $0       275      222     n/a      275        $283
ASCA    Ameristar Casinos (6)          12/00     9/01        593          n/a       145      105      22      152         169
AZR     Aztar Corp                     12/00     9/01        831          420       172      120      50      173         169
BYD     Boyd Gaming (7)                12/00     9/01      1,112          450       201      103      14      218         251
ISLE    Isle Of Capris Casinos (8)      4/01    10/01      1,037          501       220      147      28      233         242
RIV     Riviera                        12/00     9/01        213           82        35       17      (5)     n/a         n/a
STN     Station Casinos                12/01    12/01        839          n/a       213      143      29      213         234


        Sierra (at Offer Price)  (9)   12/00     9/01      141.9         51.7      15.7      6.4     3.0     15.5        17.8





                                                             Equity
                                         Price     Diluted   Market     Book
Symbol  Company Name                   1/31/2002   Shares     Val       Val     Debt    Cash       TEV (4)
----------------------------------------------------------------------------------------------------------

AGY     Argosy Gaming (5)               $36.98      29.5     $1,092     $171     $999     $58      $2,033
ASCA    Ameristar Casinos (6)            29.30      27.8        815      128      645      42       1,418
AZR     Aztar Corp                       19.32      38.6        745      444      466      82       1,130
BYD     Boyd Gaming (7)                   8.23      62.3        512      346    1,114      82       1,544
ISLE    Isle Of Capris Casinos (8)       16.33      29.4        481      170    1,065      96       1,449
RIV     Riviera                           4.80       3.5         17       12      221      44         193
STN     Station Casinos                  13.97      58.1        812      245    1,232      66       1,978


        Sierra (at Offer Price)    (9)  $45.32       2.0       92.0      138       84      29         148


(1)   All data excludes non-recurring and extraordinary items.

(2)   Net revenue equals gross revenue less promotional allowances.

(3)   Forward EBITDA figures are Wall Street research estimates.

(4) Total enterprise value equals equity market value plus total debt minus cash.

(5) TTM data is pro forma for the acquisition of Empress Casino Joliet estimated based on property performance since it was acquired on July 31, 2001. Pro forma net income data is not available.

(6) Pro Forma for the disposition of The Reserve and for the acquisition of the Ameristar St. Charles and the Ameristar Kansas City. Reflects recent follow-on offering completed on 12/11/2001.

(7) Excludes one-time termination fee revenues of $71.0 million related to the Silver Star management agreement.

(8) Forward EBITDA estimates for ISLE for 2001 and 2002 are for the fiscal years ended in April 2002 and 2003 respectively.

(9) Applies the Offer Price to diluted shares of 2.03 million to calculate Implied Equity Value.
                                                                 II-5

Sierra
--------------------------------------------------------------------------------
Comparable Company Analysis


                                           TTM Multiples          Forward Multiples                   TTM Margins
                                   --------------------------    -----------------    -------------------------------------------
                                                                 2001E      2002E                          Net
Symbol   Company Name              Revenue   EBITDA    EBIT      EBITDA     EBITDA    EBITDA     EBIT     Income   D&A     Capex.
---------------------------------------------------------------------------------------------------------------------------------

AGY      Argosy Gaming (1)           2.2 x    7.4 x     9.2 x     7.4 x      7.2 x     29.9%     24.2%      n/a    5.8%     3.2%
ASCA     Ameristar Casinos (2)       2.4      9.8      13.6       9.3        8.4       24.4%     17.6%     3.7%    6.8%     3.5%
AZR      Aztar Corp                  1.4      6.6       9.4       6.5        6.7       20.7%     14.4%     6.1%    6.3%     2.8%
BYD      Boyd Gaming (3)             1.4      7.7      15.1       7.1        6.2       18.0%      9.2%     1.3%    8.8%     5.1%
ISLE     Isle Of Capris Casinos      1.4      6.6       9.8       6.2        6.0       21.2%     14.2%     2.7%    7.0%     4.9%
RIV      Riviera                     0.9      5.6      11.3       n/a        n/a       16.2%      8.0%      n/m    8.2%    11.8%
STN      Station Casinos             2.4      9.3      13.8       9.3        8.5       25.3%     17.0%     3.5%    8.3%     4.3%

         -----------------------------------------------------------------------------------------------------------------------
         Min                         0.9 x    5.6 x     9.2 x     6.2 x      6.0 x     16.2%      8.0%     1.3%    5.8%     2.8%
         Median                      1.4      7.4      11.3       7.2        6.9       21.2%     14.4%     3.5%    7.0%     4.3%
         Mean                        1.7      7.6      11.7       7.6        7.1       22.3%     15.0%     3.4%    7.3%     5.1%
         Max                         2.4      9.8      15.1       9.3        8.5       29.9%     24.2%     6.1%    8.8%    11.8%
         -----------------------------------------------------------------------------------------------------------------------

         Sierra (at Offer Price)     1.0      9.4      23.1       9.5        8.3       11.1%      4.5%     2.1%    6.6%     5.1% (4)


(1) TTM data is pro forma for the acquisition of Empress Casino Joliet estimated based on property performance since it was acquired on July 31, 2001. Capex data is based on 2002 estimates.

(2) Pro Forma for the disposition of The Reserve and for the acquisition of the Ameristar St. Charles and the Ameristar Kansas City.

(3) Excludes one-time termination fee revenues of $71.0 million related to the Silver Star management agreement.

(4) Sierra's Capex. as a percentage of sales is based on projected 2001 capital expenditures, exclusive of Phase II constuction costs.

Sierra
--------------------------------------------------------------------------------
Comparable Company Analysis


                                                                                                    Calendar 2001      Calendar 2002
                                                                                   TTM                 Est. (1)           Est. (1)
                                                                          -----------------------   ---------------    -------------
                                 Price      Price    Price Perf.  Price/          Period
Symbol Company Name            1/31/2001  1/31/2002     LTM        Book    EPS    Ending    P / E    EPS     P / E     EPS    P / E
------------------------------------------------------------------------------------------------------------------------------------

AGY    Argosy Gaming             $23.52     $36.98      57.2%      6.4 x    n/a    12/01     n/a x    n/a     n/a x   $3.12   11.9 x
ASCA   Ameristar Casinos           6.25      29.30     368.8%      6.4     1.24     9/01     n/a     1.56    18.8      1.74   16.8
AZR    Aztar Corp                 12.15      19.32      59.0%      1.7     1.26     9/01    15.3     1.32    14.6      1.35   14.3
BYD    Boyd Gaming                 4.20       8.23      96.0%      1.5     0.26     9/01    31.7     0.37    22.2      0.56   14.7
ISLE   Isle Of Capris Casinos      9.00      16.33      81.4%      2.8     0.96    10/01    17.1     1.12    14.6      1.53   10.7
RIV    Riviera                     6.70       4.80     -28.4%      1.4    (1.44)    9/01     n/m    (1.72)    n/m     (1.23)   n/m
STN    Station Casinos            12.88      13.97       8.5%      3.3     0.50    12/01    28.0     0.50    28.0      0.46   30.4

       -----------------------------------------------------------------------------------------------------------------------------
       Min                                             -28.4%      1.4 x                    15.3 x           14.6 x           10.7 x
       Median                                           59.0%      2.8                      22.5             18.8             14.5
       Mean                                             91.8%      3.3                      23.0             19.6             16.5
       Max                                             368.8%      6.4                      31.7             28.0             30.4
       -----------------------------------------------------------------------------------------------------------------------------

       Sierra (at Offer Price)   $41.88     $45.32       8.2%      0.7 x  $1.49     9/01    30.4x   $0.34   132.8x    $0.59   76.9x


(1)   Source: First Call estimates as of 1/31/02.

--------------------------------------------------------------------------------
                       Precedent M&A Transaction Analysis
--------------------------------------------------------------------------------

Sierra
--------------------------------------------------------------------------------
Valuation Summary - Precedent M&A Transactions

(Figures in thousands, except per share data)


                                                     Transaction                        Implied Enterprise
Company Statistic                                     Multiples                             Valuation
----------------------------------------     ----------------------------    -----------------------------------------

                                             low    median   mean    high       low      median      mean       high
TEV / TTM Sales                 $141,873     0.8x    1.6x    1.7x    2.4x    $108,953   $225,335   $235,466   $344,075
TEV / TTM EBITDA                  15,700      4.3     6.3     6.3     9.1      67,027     98,905     99,677    142,280
TEV / TTM EBIT                     6,379      4.7     8.5     9.3    18.6      29,938     54,219     59,443    118,719
Equity Value / TTM Net Income      3,023      5.5     9.2    10.9    21.3      72,162     83,366     88,684    120,084




                                                           Implied Equity
Company Statistic                                            Valuation
----------------------------------------     -----------------------------------------

                                               low       median      mean        high
TEV / TTM Sales                 $141,873     $53,370    $169,752   $179,883   $288,492
TEV / TTM EBITDA                  15,700      11,444      43,322     44,094     86,697
TEV / TTM EBIT                     6,379     (25,645)     (1,364)     3,860     63,136
Equity Value / TTM Net Income      3,023      16,579      27,783     33,101     64,501




Time Prior                       Share                Transaction                        Implied Enterprise
To Announcement                Price (1)               Multiples                              Valuation
----------------------------------------     ------------------------------   ------------------------------------------

                                              low    median   mean    high      low       median      mean        high
1 Day Prior                      n/a          3.1%   18.1%    29.4%   82.9%     n/a        n/a        n/a          n/a
1 Week Prior                     $21.00       8.3%   31.7%    36.3%   71.4%   $101,759   $111,718   $113,680    $128,663
4 Weeks Prior                    $21.00       7.2%   30.8%    40.1%   86.8%    101,265    111,338    115,317     135,212




Time Prior                       Share                   Implied Equity
To Announcement                Price (1)                    Valuation
----------------------------------------     -------------------------------------

                                               low      median     mean      high
1 Day Prior                      n/a           n/a        n/a       n/a      n/a
1 Week Prior                     $21.00      $46,176    $56,135   $58,097  $73,080
4 Weeks Prior                    $21.00       45,682     55,755    59,734   79,629


(1)   Based on the announcement date of the Initial Offer on 4/25/00.

Sierra
--------------------------------------------------------------------------------
Selected Comparable Gaming Precedent M&A Transactions
($ in millions)



                                                                                 Implied
                                                                          --------------------                  TTM
Announce.                                                                 Ent. Value    Equity   -----------------------------------
Date       Target Name                        Acquiror Name                 (TEV)       Value    Sales    EBITDA    EBIT     Net Inc
------------------------------------------------------------------------------------------------------------------------------------

Apr-01     Black Hawk Gaming (1)              Gameco (Mgmt. Group)          $104.3      $51.1    $104.4    $23.1    $15.6      $5.9
Apr-01     Harveys Casino Resorts             Harrah's Entertainment         675.0      341.4     458.2    106.1     64.8      16.0
Apr-01     Empress Casino Joliet              Argosy Gaming Co.              465.0      223.8     248.4     73.8     54.7      19.9
Oct-00     Station Casino K.C. & St. Charles  Ameristar Casinos              486.8      486.8     325.3     86.7      n/a       n/a
Jul-00     President Casinos (Davenport)      Isle of Capri Casinos Inc       58.2       58.2      75.8     12.0      8.0       n/a
Jul-00     Las Vegas Hilton (Park Place)      Edward Roski Jr                365.0        n/a       n/a     50.0      n/a       n/a
Jun-00     Santa Fe Hotel Inc                 Station Casinos Inc            205.0      205.0      84.5     23.3     11.0       n/a
Jan-00     Gold Dust West Casino              Black Hawk Gaming               26.5       18.6      17.8      5.2      4.1       2.9
Oct-99     Lady Luck Gaming Corp.             Isle of Capri Casinos Inc.     258.0       81.0     140.2     39.1     30.9       9.0
Aug-99     Players International Inc          Harrah's Entertainment         422.0      272.0     333.6     55.2     35.6       2.2
Jun-99     Blue Chip Casino Inc. (2)          Boyd Gaming Corp.              273.5      273.5     163.7     64.1     58.3      49.9
Jun-98     Grand Casinos Inc                  Hilton Hotels Corp           1,200.0      650.0     643.2    191.1    141.2      69.5
Aug-98     Rio Hotel & Casino Inc             Harrah's Entertainment         880.0      518.0     374.9     97.1     73.2      29.7
Sep-98     Empress Entertainment              Horseshoe Gaming LLC           609.0      459.0     404.4    105.2     83.4      63.2
Nov-98     Primadonna Resorts Inc             MGM Grand Inc                  612.0      277.0     275.4     91.0     58.6      21.0




Sep-00     Sierra (at Offer Price)                                           147.6       92.0     141.9     15.7      6.4       3.0




                                                              Implied
                                               -------------------------------------
                                                                                                 Premium Paid
Announce.                                      TEV /    TEV /      TEV /    Equity /     ----------------------------
Date       Target Name                         Sales    EBITDA     EBIT     Net Inc.     4 Week     1 Week      1 Day
---------------------------------------------------------------------------------------------------------------------

Apr-01     Black Hawk Gaming (1)                1.0       4.5       6.7        8.7         71.4%      71.4%     82.9%
Apr-01     Harveys Casino Resorts               1.5       6.4      10.4       21.3          n/a        n/a       n/a
Apr-01     Empress Casino Joliet                1.9       6.3       8.5       11.2          n/a        n/a       n/a
Oct-00     Station Casino K.C. & St. Charles    1.5       5.6       n/a        n/a          n/a        n/a       n/a
Jul-00     President Casinos (Davenport)        0.8       4.9       7.3        n/a          n/a        n/a       n/a
Jul-00     Las Vegas Hilton (Park Place)        n/a       7.3       n/a        n/a          n/a        n/a       n/a
Jun-00     Santa Fe Hotel Inc                   2.4       8.8      18.6        n/a          n/a        n/a       n/a
Jan-00     Gold Dust West Casino                1.5       5.1       6.5        6.5          n/a        n/a       n/a
Oct-99     Lady Luck Gaming Corp.               1.8       6.6       8.3        9.0         40.1%      60.0%     47.7%
Aug-99     Players International Inc            1.3       7.6      11.9        n/m         21.4%      30.8%     29.5%
Jun-99     Blue Chip Casino Inc. (2)            1.7       4.3       4.7        5.5          n/a        n/a       n/a
Jun-98     Grand Casinos Inc                    1.9       6.3       8.5        9.4          7.2%       8.3%      6.4%
Aug-98     Rio Hotel & Casino Inc               2.3       9.1      12.0       17.4         13.8%      14.6%      6.6%
Sep-98     Empress Entertainment                1.5       5.8       7.3        7.3          n/a        n/a       n/a
Nov-98     Primadonna Resorts Inc               2.2       6.7      10.4       13.2         86.8%      32.6%      3.1%


                              --------------------------------------------------------------------------------------
                              Min               0.8x      4.3x      4.7x       5.5x         7.2%       8.3%      3.1%
                              Median            1.6       6.3       8.5        9.2         30.8%      31.7%     18.1%
                              Mean              1.7       6.3       9.3       10.9         40.1%      36.3%     29.4%
                              Max               2.4       9.1      18.6       21.3         86.8%      71.4%     82.9%
                              ---------------------------------------------------------------------------------------


Sep-00     Sierra (at Offer Price)              1.0x      9.4x     23.1x      30.4x       115.8%     115.8%      n/a


(1) Initial offer of $11/share announced on February 27, 2001 was ammended to $12/share on April 27, 2001. Premiums paid are calculated using the stock prices 1 day, 1 week and 4 weeks prior to the February 27th initial offer date. TTM data is pro forma for the aquisition on Gold Dust West which closed on January 4, 2001.

(2) Purchase price includes $18.6 million paid for a hotel and parking facility adjacent to the casino which was under construction at the time of sale.

(3) Boyd purchased the remaining 85% stake in Treasure Chest for $115 million implying a TEV of $135.3 million.

Note: Financial information excludes restructuring, extraordinary, and non-recurring charges.

      Multiples are based on valutations derived as of the Announcement Date, where available.

Sources: Bloomberg News and Company Filings


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